Exhibit 10.1

[EXECUTION COPY]

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 25, 2010, is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, INC., an Arkansas corporation (“SRT”), COVENANT ASSET MANAGEMENT, INC., a Nevada corporation (“CAM”), COVENANT TRANSPORT SOLUTIONS, INC., a Nevada corporation (“CTS”), and STAR TRANSPORTATION, INC., a Tennessee corporation (“ST”, and together with CTI, CTGL, SRT, CAM, and CTS, individually a “Borrower” and collectively, “Borrowers”), COVENANT TRANSPORTATION GROUP, INC., a Nevada corporation and the owner (directly or indirectly) of all of the issued and outstanding capital stock of Borrowers (“Parent”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”).  Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

RECITALS:

A.           The Borrowers, the Parent, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as amended hereby and as otherwise amended, restated or modified from time to time, the “Credit Agreement”).

B.           The parties hereto have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01        Amendments to Credit Agreement.

(a)          Amendments to Section 1.1.

(i)            The existing definitions of “Fixed Charge Coverage Ratio" is hereby amended by deleting the term "Twelve-Month Period" therein and inserting in replacement thereof the term "Measurement Period".

(ii)           There is hereby added to Section 1.1, in alphabetical position, a new defined term "Measurement Period" which shall read as follows:

Measurement Period: (a) at any date of determination prior to December 31, 2010, a building period from January 1, 2010 to the end of the most recently completed month, and (b) at any date of determination on or after December 31, 2010, the most recently completed Twelve-Month Period.

(b)          Amendment to Schedule 10.3.  Section 10.3 of the Credit Agreement is hereby deleted and the following is inserted in replacement thereof:

10.3. Fixed Charge Coverage Ratio.  At all times during the term hereof, maintain a minimum Fixed Charge Coverage Ratio as of the last day of any Measurement Period as set forth below:

Measurement Period Ended	Minimum Fixed Charge Coverage Ratio
January 31, 2010	.80 to 1.00
February 28, 2010	.65 to 1.00
March 31, 2010	.72 to 1.00
April 30, 2010	.80 to 1.00
May 31, 2010	.85 to 1.00
June 30, 2010	.90 to 1.00
July 31, 2010 and thereafter	1.00 to 1.00

SECTION 1.02        Appraisals of Real Estate.  The Borrowers hereby agree that updated appraisals of all Eligible Real Estate (as specified on Schedule 7.3) shall be ordered within thirty (30) days of the date hereof.

SECTION 1.03        Effectiveness.  Upon receipt by the Agent of (a) duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of each Borrower, the Agent and the Required Lenders and (b) the Amendment Fee described below, this Amendment shall be deemed effective as of January 1, 2010 (the “Amendment Effective Date”).

SECTION 1.04        Amendment Fee.  The Borrowers shall pay to the Agent for the pro rata benefit of the Lenders party hereto an amendment fee equal to .125% of the total Commitments (the "Amendment Fee").

SECTION 1.05        Cross-References.  References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

SECTION 1.06        Instrument Pursuant to Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.07        Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

SECTION 1.08        Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.09        Severability.  In case any provision in or obligation under this Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.10        Benefit of Agreement.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Borrower may assign or transfer any of its interest hereunder without the prior written consent of the Agent and each Lender.

SECTION 1.11        Integration.  This Amendment represents the agreement of the Borrowers,  the Agent, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.12        Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 1.13        Loan Documents.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: COVENANT TRANSPORT, INC. By:/s/M. David Hughes Name: M. David Hughes Title: Senior Vice President of Fleet Management and Procurement and Treasurer
CTG LEASING COMPANY SOUTHERN REFRIGERATED TRANSPORT, INC. STAR TRANSPORTATION, INC. By:/s/M. David Hughes Name: M. David Hughes Title: Vice President
COVENANT ASSET MANAGEMENT, INC. COVENANT TRANSPORT SOLUTIONS, INC. By:/s/M. David Hughes Name: M. David Hughes Title: Treasurer

Second Amendment to Third Amended and Restated Credit Agreement
Signature Page
\

PARENT: COVENANT TRANSPORTATION GROUP, INC. By:/s/M. David Hughes Name: M. David Hughes Title: Senior Vice President and Treasurer

Second Amendment to Third Amended and Restated Credit Agreement
Signature Page

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and Lender By:/s/Douglas Cowan Name: Douglas Cowan Title: Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A. By:/s/Christopher D. Capriotti Name: Christopher D. Capriotti Title: Senior Vice President

Second Amendment to Third Amended and Restated Credit Agreement
Signature Page

TEXTRON FINANCIAL CORPORATION By:/s/Susan M. Hall Name: Susan M. Hall Title: Senior Account Executive

Second Amendment to Third Amended and Restated Credit Agreement
Signature Page

Back to Form 10-Q